UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD) issued a press release announcing Bill Steckel, Senior Vice President and Chief Financial Officer and Katie Hayes, Treasurer and Director of Investor Relations, will be presenting at the D.A. Davidson 11th Annual E&C Conference in San Francisco on Tuesday, September 11, 2012.

The presentation is scheduled to begin at 2:30 p.m. (P.D.T.)/5:30 p.m. (E.D.T.). A live webcast of the presentation will be available on the Investor Relations section of the Company’s website at www.gldd.com. The webcast and accompanying slide presentation, which is attached hereto as Exhibit 99.1, will be archived on the website within 24 hours and will be available for at least two weeks.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ William S. Steckel
Date: September 11, 2012	William S. Steckel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Presentation Materials